SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2001



                                INFOAMERICA, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    COLORADO
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-13338                                          84-0853869
         -------                                          ----------
 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


                   20031 VALLEY BOULEVARD, TEHACHAPI, CA 93561
                   -------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (661) 821-1030


                    5 CLOVER LEAF COURT, TEHACHAPI, CA 93561
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 2.  Acquisition or Disposition of Assets
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         On January 2, 2001, the Registrant completed a merger with Technical
Services Broadband Inc., a California corporation ("TSB"), pursuant to which the Registrant's wholly owned subsidiary, IFOA Acquisition Corp., a California corporation ("IFOA Acquisition") merged with and into TSB and TSB was the surviving entity. The transaction was consummated pursuant to an Agreement and Plan of Merger, dated as of December 19, 2000 by and among the Registrant, IFOA Acquisition, TSB and the shareholders of TSB (the "Agreement"). The purchase price for the consummation of the transaction was $575,000. The purchase price was calculated by multiplying the projected cash flow of TSB for the year ended December 31, 2000 by two, and included a deduction of $25,000 as payment in full for previous advances made to TSB by the Registrant. The shareholders of TSB received cash in the aggregate amount of $110,000. The shareholders of TSB shall be issued the balance of the purchase price in 232,500 shares of the Registrant's common stock, par value $0.025 per share. The number of shares to be issued is subject to adjustment as provided for in the Agreement in the event the actual cash flow of TSB as evidenced in its audited financial statements for the year ended December 31, 2000 is less than the projected cash flow. TSB installs and maintains telecommunications and satellite transmission centers, electronic digital hub stations and digital nodes for global communication companies. The Registrant intends to continue to devote the assets of TSB to the same purpose.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   ------------------------------------------------------------------

         (a)        Financial statements of business acquired.
                    ------------------------------------------

                    Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (b)        Pro forma financial statements.
                    -------------------------------

                    Pro forma financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (c)        Exhibits.
                    ---------

                    Agreement and Plan of Merger, dated as of December 19, 2000, by and among the Registrant, IFOA Acquisition, TSB and the shareholders of TSB.


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




                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    January 17, 2001

                                              INFOAMERICA, INC.


                                              By: /s/ Richard G. Lubic
                                                  ---------------------
                                                  Name: Richard G. Lubic
                                                  Title: Chief Executive Officer


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



                                  EXHIBIT INDEX
                                  -------------

   Exhibit
     No.                             Description
   -------                           -----------

       2.1 Agreement and Plan of Merger, dated as of December 19, 2000 by and among the Registrant, IFOA Acquisition, TSB and the shareholders of TSB.

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